SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 30, 2001
                                -----------------


                            THE SERVICEMASTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



 DELAWARE                             1-14762                  36-3858106
 --------                             -------                  ----------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                           Identification Number)
Incorporation or Organization)


    ONE SERVICEMASTER WAY, DOWNERS GROVE, ILLINOIS                       60515
    ----------------------------------------------                       -----
       (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (630) 271-1300
                                                     --------------


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On November 30, 2001, The ServiceMaster Company, a Delaware corporation (the "Company"), issued a press release announcing the completion of the sale of its Management Services business unit to ARAMARK Corporation, a Delaware corporation ("ARAMARK"), for approximately $800 million in cash, subject to adjustment.

                  A copy of the press release issued by the Company on November 30, 2001 with respect to the sale is attached hereto as Exhibit 99.1.

                  As further discussed in Item 5., the sale of the Management Services business was one part of a series of strategic actions being taken by the Company as a result of an extensive portfolio review process initiated earlier in the year. The pro forma financial information provided in Item 7. presents the pro forma impact of the sale of the Management Services business unit as well as the impact of the other strategic actions resulting from the portfolio review.

ITEM 5.           OTHER EVENTS.

                  The Company's Form 10-Q filing for the quarterly period ended September 30, 2001 included summarized financial information for the nine month period ended September 30, 2001 on a pro forma basis assuming the Company's Restructuring described below had occurred at the beginning of the year. To supplement the pro forma financial information already provided in the Form 10-Q filing, the Company is also providing in Item 7. comparative pro forma financial information for the nine month period ended September 30, 2000.

                  The following summarizes the results of the Company's portfolio review and strategic actions as disclosed in the Company's Form 10-Q filing for the quarterly period ended September 30, 2001. On October 3, 2001, the Company's Board of Directors approved a series of strategic actions (the "Restructuring") which were the culmination of an extensive portfolio review process that was initiated in the first quarter. The goal of the portfolio review was to increase shareholder value by creating a focused and aligned company that provides the greatest return and growth potential. The Company determined it could best achieve these goals with a portfolio of businesses which support the business strategy to become America's Home Service Company and have attractive cash flow and return characteristics. In addition, the Company believed it was critical to strengthen its balance sheet through the reduction of debt, thereby providing it with financial flexibility to invest in future growth opportunities. The Company's Board of Directors approved an agreement to sell the Management Services business to ARAMARK for $800 million, which is expected to result in net after-tax cash proceeds in excess of $600 million. The Management Services business provides a variety of supportive management services to institutional healthcare, education, and commercial facilities. The all-cash transaction closed on November 30, 2001. The Company expects to report in the fourth quarter of 2001 an after-tax accounting gain of approximately $385 million from this sale. As part of the sale of Management Services, the Company also agreed to sell to ARAMARK its headquarters facilities located in Downers Grove, Illinois.

                  Also on October 3, 2001, the Company's Board of Directors approved the exit of certain non-strategic and unprofitable businesses including TruGreen LandCare Construction and Certified Systems Inc. (CSI), as well as certain other small operations. The Company expects to record a non-recurring after-tax charge in the fourth quarter of 2001 in the range of $300 million to $365 million, related primarily to goodwill and asset impairments.

                  The Company expects to complete its exit from these businesses during the first half of 2002. Approximately 80 percent of the total charge relates to the wind-down of the TruGreen LandCare Construction operations. The Company has sold certain TruGreen LandCare Construction operations to Environmental Industries, Inc. (EII) and has entered into an agreement with EII to manage the current backlog of TruGreen LandCare Construction contracts. In addition, relating to the discontinuance of CSI (the Company's professional employer organization), the Company has sold all of its customer contracts to AMS Staff Leasing, N.A., Inc. and is in the process of winding-down CSI's remaining operations.

                  Approximately $45 million of the charge is expected to result in cash payments for items such as severance, lease termination costs and loss contracts. The remaining amount of the charge is expected to consist of goodwill and asset impairments.

                  On October 30, 2001, the Company closed the sale of certain subsidiaries of its European pest control and property services operations for $101 million, consisting of $94 million in cash and $7 million in seller financing. The net impact of this transaction is not material to the consolidated statements of income. The Company continues to provide pest control services in the United Kingdom and Ireland.

         The net cash proceeds from the Restructuring (which includes all of the above items) is estimated to exceed $650 million. These net cash proceeds will be used in the near term to reduce outstanding debt. The Company expects its debt reduction program to be completed in the first quarter of 2002.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

                  The following table sets forth the Company's pro forma consolidated summaries of operations for the nine month periods ended September 30, 2001 and 2000 and the year ended December 31, 2000 and the pro forma condensed consolidated balance sheet as of September 30, 2001. The following tables present the pro forma impact of the sale of the Management Services business unit and the other strategic actions resulting from the Company's Restructuring described in Item 5. The pro forma financial information gives effect to these transactions as if they had occurred at September 30, 2001 for purposes of the pro forma condensed consolidated balance sheet, and, for purposes of the consolidated summaries of operations, on January 1, 2001 and 2000, respectively.




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



                            THE SERVICEMASTER COMPANY
            PRO FORMA CONSOLIDATED SUMMARY OF OPERATIONS (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                               NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                                                MANAGEMENT
                                                                   REPORTED      SERVICES         OTHER (1)     PRO FORMA
                                                               --------------  --------------  -------------  -------------

Operating Revenue                                                 $3,153,529      NOTE (2)       $ (385,726)   $ 2,767,803

OPERATING COSTS AND EXPENSES:
Cost of services rendered and products sold                        2,271,454                       (368,379)     1,903,075
Selling and administrative expenses                                  633,892                        (26,096)       607,796
                                                               ------------------------------------------------------------
Total operating costs and expenses                                 2,905,346                       (394,475)     2,510,871
                                                               ------------------------------------------------------------

OPERATING INCOME                                                     248,183      NOTE (2)            8,749        256,932

NON-OPERATING EXPENSE (INCOME):
Interest expense                                                      97,347                        (27,660)        69,687
Interest and investment income                                       (14,672)                                      (14,672)
Minority interest and other expense (income), net                      3,312                                         3,312
                                                               ------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                162,196                         36,409        198,605
Provision for income taxes                                            69,951                         13,620         83,571
                                                               ------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE
    EXTRAORDINARY ITEM                                                92,245                         22,789        115,034

Income from discontinued segment (Management
    Services), net of income taxes                                    27,815         (27,815)

Extraordinary gain, net of income taxes                                6,003                                         6,003
                                                               ------------------------------------------------------------
NET INCOME                                                         $ 126,063       $ (27,815)      $ 22,789      $ 121,037
                                                               ============================================================

DILUTED EARNINGS PER SHARE:

  Income from Continuing Operations                                   $ 0.31                         $ 0.07         $ 0.38

  Income from Discontinued Operations                                   0.09           (0.09)

  Extraordinary gain                                                    0.02                                          0.02
                                                               ------------------------------------------------------------
DILUTED EARNINGS PER SHARE                                            $ 0.42         $ (0.09)        $ 0.07         $ 0.40
                                                               ============================================================

      AMORTIZATION EXPENSE AFTER-TAX (3)                          $   37,062                      $  (5,240)    $   31,822
      EARNINGS PER SHARE EQUIVALENT                               $     0.12                      $   (0.02)    $     0.10

Diluted Shares Outstanding was 311,044 for the Nine Months Ended September 30,
2001.


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

                           THE SERVICEMASTER COMPANY
            PRO FORMA CONSOLIDATED SUMMARY OF OPERATIONS (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                            NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                                                  MANAGEMENT
                                                                   REPORTED        SERVICES       OTHER (1)      PRO FORMA
                                                               --------------  --------------  -------------  -------------

Operating Revenue                                                 $3,128,714      NOTE (2)       $ (523,343)   $ 2,605,371

OPERATING COSTS AND EXPENSES:
Cost of services rendered and products sold                        2,262,531                       (481,107)     1,781,424
Selling and administrative expenses                                  572,482                        (29,000)       543,482
                                                               ------------------------------------------------------------
Total operating costs and expenses                                 2,835,013                       (510,107)     2,324,906
                                                               ------------------------------------------------------------

OPERATING INCOME                                                     293,701      NOTE (2)          (13,236)       280,465

NON-OPERATING EXPENSE (INCOME):
Interest expense                                                     103,048                        (29,970)        73,078
Interest and investment income                                       (19,675)                                      (19,675)
Minority interest and other expense (income), net                     (9,062)                                       (9,062)
                                                               ------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                219,390                         16,734        236,124
Provision for income taxes                                            94,176                          5,728         99,904
                                                               ------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                    125,214                         11,006        136,220

Income from discontinued segment (Management
    Services), net of income taxes                                    27,941           (27,941)
                                                               ------------------------------------------------------------
NET INCOME                                                         $ 153,155       $ (27,941)      $ 11,006      $ 136,220
                                                               ============================================================

DILUTED EARNINGS PER SHARE:

  Income from Continuing Operations                                   $ 0.41                         $ 0.03         $ 0.44

  Income from Discontinued Operations                                   0.09           (0.09)
                                                               ------------------------------------------------------------
DILUTED EARNINGS PER SHARE                                            $ 0.50         $ (0.09)        $ 0.03         $ 0.44
                                                               ============================================================

      AMORTIZATION EXPENSE AFTER-TAX (3)                          $   34,801              -        $   (5,362)    $  29,439
      EARNINGS PER SHARE EQUIVALENT                               $     0.12              -        $    (0.02)    $   0.10

Diluted Shares Outstanding was 307,317 for the Nine Months Ended September 30,
2000.


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


                            THE SERVICEMASTER COMPANY
            PRO FORMA CONSOLIDATED SUMMARY OF OPERATIONS (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                 YEAR ENDED DECEMBER 31, 2000

                                                                                  MANAGEMENT
                                                                   REPORTED        SERVICES       OTHER (1)      PRO FORMA
                                                               --------------  --------------  -------------  -------------
Operating Revenue                                                 $5,970,615    $ (1,904,199)    $ (664,774)   $ 3,401,642

OPERATING COSTS AND EXPENSES:
Cost of services rendered and products sold                        4,696,467      (1,726,717)      (617,026)     2,352,724
Selling and administrative expenses                                  857,249         (111,118)      (38,333)       707,798
                                                               ------------------------------------------------------------
Total operating costs and expenses                                 5,553,716      (1,837,835)      (655,359)     3,060,522

                                                               ------------------------------------------------------------
OPERATING INCOME                                                     416,899         (66,364)        (9,415)       341,120

NON-OPERATING EXPENSE (INCOME):
Interest expense                                                     136,831                        (40,560)        96,271
Interest and investment income                                       (25,002)                                      (25,002)
Minority interest and other expense (income), net                    (13,237)                                      (13,237)
                                                               ------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                           318,307         (66,364)        31,145        283,088
Provision for income taxes                                           133,319         (26,214)        11,203        118,308
                                                               ------------------------------------------------------------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                 184,988         (40,150)        19,942        164,780

Cumulative Effect of Accounting Change                               (11,161)                                      (11,161)
                                                               ------------------------------------------------------------
NET INCOME                                                         $ 173,827       $ (40,150)      $ 19,942      $ 153,619
                                                               ============================================================
DILUTED EARNINGS PER SHARE:

  Income Before Cumulative Effect of Accounting Change                $ 0.61         $ (0.13)        $ 0.06         $ 0.54

  Cumulative Effect of Accounting Change                               (0.04)                                        (0.04)
                                                               ------------------------------------------------------------
DILUTED EARNINGS PER SHARE                                            $ 0.57         $ (0.13)        $ 0.06         $ 0.50
                                                               ============================================================

      AMORTIZATION EXPENSE AFTER-TAX (3)                          $   46,888             -        $  (7,106)    $  39,782
      EARNINGS PER SHARE EQUIVALENT                               $     0.15             -        $   (0.02)    $    0.13

Diluted Shares Outstanding was 305,518 for the Year Ended December 31, 2000.


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

                      THE SERVICEMASTER COMPANY
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                    AS OF SEPTEMBER 30, 2001

                                                                                 MANAGEMENT
                                                                   REPORTED       SERVICES        OTHER (4)      PRO FORMA
                                                               --------------  --------------  -------------  -------------
Assets

CURRENT ASSETS:
Cash and marketable securities                                     $ 110,040             $ -       $ (5,282)     $ 104,758
Receivables less allowance                                           470,712               -        (77,434)       393,278
Inventories                                                           84,059               -         (8,050)        76,009
Prepaid expenses and other assets                                    230,622               -         (8,910)       221,712
                                                               --------------  --------------  -------------  -------------
   Total Current Assets                                              895,433               -        (99,676)       795,757
                                                               --------------  --------------  -------------  -------------
PROPERTY AND EQUIPMENT:
   At cost                                                           535,193               -        (36,086)       499,107
   Less: accumulated depreciation                                    308,905               -         (7,356)       301,549
                                                               --------------  --------------  -------------  -------------
    Net property and equipment                                       226,288               -        (28,730)       197,558
                                                               --------------  --------------  -------------  -------------
Intangible assets, primarily trade names and goodwill,
 net of accumulated amortization                                   2,561,766               -       (453,200)     2,108,566
Investment in discontinued segment                                    57,026         (57,026)             -              -
Notes receivable, long-term securities, and other assets             140,073               -         (6,262)       133,811
                                                               --------------  --------------  -------------  -------------
     Total Assets                                                 $3,880,586       $ (57,026)    $ (587,868)   $ 3,235,692
                                                               ==============  ==============  =============  =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Total Current Liabilities                                         $1,026,717         $ 9,209      $ (51,195)     $ 984,731

Long-Term Debt                                                     1,365,567        (551,035)       (61,441)       753,091
Deferred Tax Liability                                               114,947          99,000       (116,988)        96,959
Other Long-Term Obligations                                           76,757               -         (2,126)        74,631
Minority Interest                                                    108,532               -              -        108,532

Commitments and Contingencies

Total Shareholders' Equity                                         1,188,066         385,800       (356,118)     1,217,748
                                                               --------------  --------------  -------------  -------------
     Total Liabilities and Shareholders' Equity                   $3,880,586       $ (57,026)    $ (587,868)   $ 3,235,692
                                                               ==============  ==============  =============  =============



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


 NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

(1) "Other" in the Pro Forma Consolidated Summary of Operations Includes the Operations Other Than the Management Services Segment Discussed in Item 5. That are Being Sold or Discontinued as Well as Interest On the Proceeds From the Sales of the Management Services Segment and the European Pest Control Operations That are Used to Pay Down Debt Balances.

(2) Management Services' Revenue and Operating Income Have Been Eliminated From the Reported Income Statement.

(3) After-tax Amortization Expense Represents the Increase in Earnings Per Share Expected by the Adoption of Sfas 142.

(4) "Other" in the Pro Forma Condensed Consolidated Balance Sheet Includes the Operations Other Than the Management Services Segment Discussed in Item 5. That are Being Sold or Discontinued as Well as the Expected Charge Related to Exiting These Businesses.

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



(c)      EXHIBITS.

Exhibit
NUMBER          DESCRIPTION OF EXHIBIT
------     ----------------------------------
 2.1       Purchase Agreement dated as of October 3, 2001 between the Company and ARAMARK.

 2.2       First Amendment to Purchase Agreement dated as of November 30, 2001 between the Company and ARAMARK.

99.1       Press Release issued by the Company on November 30, 2001.




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





                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE SERVICEMASTER COMPANY


Date:  December 17, 2001              By:  /S/  STEVEN C. PRESTON
                                          ---------------------------------
                                          Steven C. Preston
                                          Executive Vice President and
                                               Chief Financial Officer




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






                                  EXHIBIT INDEX
   Exhibit
   NUMBER          DESCRIPTION OF EXHIBIT
  --------        ---------------------------
    2.1           Purchase Agreement dated as of October 3, 2001, as amended by the First Amendment to Purchase Agreement dated as of November
                  30, 2001, between the Company and ARAMARK.

    2.2 First Amendment to Purchase Agreement dated as of November 30, 2001 between the Company and ARAMARK.

   99.1           Press release issued by the Company on November 30, 2001.


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